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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K
                                   __________

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                   July 11, 2005






                           REDWOOD MICROCAP FUND, INC.
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             (Exact name of registrant as specified in its charter)


          Colorado                  811-03986                     84-0937822
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


             6180 Lehman Drive, Suite 103,
              Colorado Springs, Colorado                            80918
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:               (719) 593-2111
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         (Former name or former address, if changed since last report.)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

             On July 11, 2005, a wholly-owned subsidiary of Gibbs Holdings, LLC ("Holdings") merged with and into Redwood Microcap Fund, Inc. (the "Company") in a short form merger (the "Merger") as permitted under the Colorado Business Corporation Act. As a result of the Merger, all remaining outstanding shares of common stock of the Company not owned by Holdings or the Company have been converted into the right to receive $1.60 per share in cash upon submission of certificates to Holdings. Holdings is now the sole shareholder of the Company. The Company filed a deregistration application with the Securities and Exchange Commission to deregister as an investment company under the Investment Company Act of 1940 on July 12, 2005.







                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 REDWOOD MICROCAP FUND, INC.


                                                 By: /s/ John D. Gibbs
                                                     ------------------------
                                                     John D. Gibbs, President


Date:  July 11, 2005